Exhibit 10.1

NOTE:  CERTAIN INFORMATION (INDICATED BY “[****]”) IN THIS EXHIBIT HAS BEEN
OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

FIFTH AMENDMENT TO
PRIME VENDOR AGREEMENT

FIFTH AMENDMENT, dated as of January 1, 2012 (“Fifth Amendment”) to the PRIME VENDOR AGREEMENT made as of July 1, 2009, as amended as of March 2010, June 1, 2010, August 1, 2010 and May 1, 2011 (the “Existing PVA”), between AmerisourceBergen Drug Corporation (“ABDC”), on the one hand, and Bioscrip, Inc., BioScrip Infusion Services, Inc., Chonimed LLC, Bioscrip Pharmacy Inc., Bradhurst Specialty Pharmacy, Inc., Bioscrip Pharmacy (NY), Inc., Bioscrip PBM Services, LLC, Natural Living Inc., Bioscrip Infusion Services, LLC, Bioscrip Nursing Services, LLC, Bioscrip Infusion Management, LLC, Bioscrip Pharmacy Services, Inc., Critical Homecare Solutions, Inc., Specialty Pharma, Inc, New England Home Therapies, Inc., Deaconess Enterprises, LLC, Infusion Solutions, Inc, Professional Home Care Services, Inc., Wilcox Medical, Inc., Deaconess Homecare, LLC, South Mississippi Home Health, Inc., Regional Ambulatory Diagnostics, Inc., Elk Valley Professional Affiliates, Inc., Infusion Partners, LLC, Knoxville Home Therapies, LLC, South Mississippi Home Health, Inc.- Region I, South Mississippi Home Health, Inc. – Region II, South Mississippi Home Health, Inc. – Region III, Applied Health Care, LLC, East Goshen Pharmacy, Inc., Infusion Partners of Brunswick, LLC, Scott Wilson, Inc., Infusion Partners of Melbourne, LLC, Elk Valley Home Health Care Agency, Inc., Gericare, Inc., Cedar Creek Home Health Care Agency, Inc., Elk Valley Health Services, Inc., National Health Infusion, Inc., and Option Health, Ltd (severally and collectively sometimes hereinafter referred to and obligated as “Customer”), on the other hand.

Terms not otherwise defined herein shall have the meanings ascribed to such terms in the Existing PVA.

[****] Paragraph 3E is hereby amended [****] as follows:

[****]

Except as provided herein, all provisions, terms and conditions of the Existing PVA shall remain in full force and effect.  The parties have had a duly authorized officer execute this Fifth Amendment to the Existing PVA as of the date first listed above.

BIOSCRIP INC. By: /s/ Richard Smith Name: Richard Smith Title: President and CEO	BIOSCRIP INFUSION SERVICES, INC. By: /s/ Richard Smith Name: Richard Smith Title: President and CEO

CHRONIMED, LLC By: /s/ Richard Smith Name: Richard Smith Title: President and CEO	BIOSCRIP PHARMACY, INC. By: /s/ Richard Smith Name: Richard Smith Title: President and CEO
BRADHURST SPECIALTY PHARMACY, INC. By: /s/ Richard Smith Name: Richard Smith Title: President and CEO	BIOSCRIP PHARMACY (NY), INC. By: /s/ Richard Smith Name: Richard Smith Title: President and CEO
BIOSCRIP PBM SERVICES, LLC By: /s/ Richard Smith Name: Richard Smith Title: President and CEO	NATURAL LIVING, INC. By: /s/ Richard Smith Name: Richard Smith Title: President and CEO
BIOSCRIP INFUSION SERVICES, LLC By: /s/ Richard Smith Name: Richard Smith Title: President and CEO	BIOSCRIP NURSING SERVICES, LLC By: /s/ Richard Smith Name: Richard Smith Title: President and CEO
BIOSCRIP INFUSION MANAGEMENT, LLC By: /s/ Richard Smith Name: Richard Smith Title: President and CEO	SPECIALTY PHARMA, INC By: /s/ Richard Smith Name: Richard Smith Title: President and CEO
CRITICAL HOMECARE SOLUTIONS, INC. By: /s/ Richard Smith Name: Richard Smith Title: President and CEO	DEACONESS ENTERPRISES, LLC By: /s/ Richard Smith Name: Richard Smith Title: President and CEO
NEW ENGLAND HOME THERAPIES, INC. By: /s/ Richard Smith Name: Richard Smith Title: President and CEO	INFUSION SOLUTIONS, INC. By: /s/ Richard Smith Name: Richard Smith Title: President and CEO

Bioscrip 5th Amendment – ALT – National (January 2012)

PROFESSIONAL HOME CARE SERVICES, INC. By: /s/ Richard Smith Name: Richard Smith Title: President and CEO	WILCOX MEDICAL, INC. By: /s/ Richard Smith Name: Richard Smith Title: President and CEO
DEACONESS HOMECARE, LLC By: /s/ Richard Smith Name: Richard Smith Title: President and CEO	REGIONAL AMBULATORY DIAGNOSTICS, INC. By: /s/ Richard Smith Name: Richard Smith Title: President and CEO
SOUTH MISSISSIPPI HOME HEALTH, INC. By: /s/ Richard Smith Name: Richard Smith Title: President and CEO	ELK VALLEY PROFESSIONAL AFFILIATES, INC. By: /s/ Richard Smith Name: Richard Smith Title: President and CEO
INFUSION PARTNERS, LLC By: /s/ Richard Smith Name: Richard Smith Title: President and CEO	KNOXVILLE HOME THERAPIES, LLC By: /s/ Richard Smith Name: Richard Smith Title: President and CEO
SOUTH MISSISSIPPI HOME HEALTH, INC. - REGION I By: /s/ Richard Smith Name: Richard Smith Title: President and CEO	SOUTH MISSISSIPPI HOME HEALTH, INC. – REGION II By: /s/ Richard Smith Name: Richard Smith Title: President and CEO
SOUTH MISSISSIPPI HOME HEALTH, INC. – REGION III By: /s/ Richard Smith Name: Richard Smith Title: President and CEO	APPLIED HEALTH CARE, LLC By: /s/ Richard Smith Name: Richard Smith Title: President and CEO
EAST GOSHEN PHARMACY, INC. By: /s/ Richard Smith Name: Richard Smith Title: President and CEO	INFUSION PARTNERS OF BRUNSWICK, LLC By: /s/ Richard Smith Name: Richard Smith Title: President and CEO

Bioscrip 5th Amendment – ALT – National (January 2012)

SCOTT WILSON, INC. By: /s/ Richard Smith Name: Richard Smith Title: President and CEO	INFUSION PARTNERS OF MELBOURNE, LLC By: /s/ Richard Smith Name: Richard Smith Title: President and CEO
ELK VALLEY HOME HEALTH CARE AGENCY, INC. By: /s/ Richard Smith Name: Richard Smith Title: President and CEO	GERICARE, INC. By: /s/ Richard Smith Name: Richard Smith Title: President and CEO
CEDAR CREEK HOME HEALTH CARE AGENCY, INC. By: /s/ Richard Smith Name: Richard Smith Title: President and CEO	ELK VALLEY HEALTH SERVICES, INC. By: /s/ Richard Smith Name: Richard Smith Title: President and CEO
NATIONAL HEALTH INFUSION, INC. By: /s/ Richard Smith Name: Richard Smith Title: President and CEO	OPTION HEALTH, LTD. By: /s/ Richard Smith Name: Richard Smith Title: President and CEO
BIOSCRIP PHARMACY SERVICES, INC. By: /s/ Richard Smith Name: Richard Smith Title: President and CEO	CHS HOLDINGS, INC. By: /s/ Richard Smith Name: Richard Smith Title: President and CEO
AMERISOURCEBERGEN DRUG CORPORATION By: /s/ Ricky L. Oyler Name: Ricky L. Oyler Title: EVP, Strategic Accounts

Bioscrip 5th Amendment – ALT – National (January 2012)